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[BANK ONE CORPORATION Press Release Letterhead]                    Exhibit 99(b)


FOR IMMEDIATE RELEASE              Contacts:   Thomas A. Kelly   (312) 732-7007
                                               Stan A. Lata      (312) 732-6209



BANK ONE HIRES RUSSELL REYNOLDS TO CONDUCT CEO SEARCH

     CHICAGO, January 11, 2000 - BANK ONE CORPORATION (NYSE: ONE) today announced it has retained Russell Reynolds Associates to conduct the search for a chief executive officer.

  BANK ONE CORPORATION, headquartered in Chicago, is the nation's fourth largest bank holding company, with assets of more than $260 billion. Bank One offers a full range of financial services to commercial and business customers and consumers. It can be accessed via the Internet at www.bankone.com.

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